UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________

Date of report (Date of earliest event reported): June 11, 2003

PORT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-29343 (Commission File Number)	04-1145480 (IRS Employer Identification No.)

1380 Soldiers Field Road, Brighton, MA 02135
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 779-8300

Not Applicable
(Former name or former address, if changed since last report)

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Items 1 through 4.    Not applicable.

Item 5.    Other Events

      On June 11, 2003, Port Financial Corp., the holding company for Cambridgeport Bank, issued a news release announcing an agreement with the Massachusetts Department of Revenue to settle the issue related to taxes owed on dividends received from Cambridgeport Bank's Real Estate Investment Trust subsidiary in the 2001 and 2002 tax years.

Item 6.    Not applicable.

Item 7.    Financial Statements and Exhibits
(a)		No financial statements are required to be filed with this report.

(b)		No pro forma financial information is required to be filed with this report.

(c)		The following exhibit is filed as part of this Report:

	EXHIBIT NO.	Description

	99.1	Press Release issued by Port Financial Corp. on June 11, 2003, announcing agreement with the Massachusetts Department of Revenue.

Items 8-12.    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORT Financial Corp.

Date: June 12, 2003	By: /s/ James B. Keegan
James B. Keegan
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 11, 2003.

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